UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 12, 2006

Date of report (date of earliest event reported)

eGAIN COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30260	77-0466366
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 E. Middlefield Road, Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 230-7500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On September 12, 2006, eGain Communications Corporation (“eGain”) issued a press release announcing its preliminary operating results for the three-month period and fiscal year ended June 30, 2006. The press release contains forward-looking statements regarding eGain and includes cautionary statements identifying important factors that may cause actual results to differ materially from those anticipated. A copy of the release is furnished herewith as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT NO.	—	DESCRIPTION
99.1		Press release, dated as of September 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2006

eGain Communications Corporation

By:	/S/ ERIC N. SMIT
Name:	Eric N. Smit
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated September 12, 2006